Exhibit 99.1

FOR IMMEDIATE RELEASE

Tower International Reports Solid Third Quarter Results and Re-Affirms Full Year Earnings Outlook and China JV Sales

LIVONIA, Mich., October 30, 2015 – Tower International, Inc. [NYSE: TOWR], a leading integrated global manufacturer of engineered automotive structural metal components and assemblies, today announced third quarter 2015 results, updated its outlook for the full year, and discussed related business developments.

•	Revenue for the third quarter was $475 million. At constant exchange rates, revenue was $516 million, up 4% from $498 million in the third quarter 2014. Higher sales volumes in North America and Europe were partially offset by lower customer sales in Brazil and China.

•	Adjusted EBITDA for the quarter was $43.8 million, compared with $48.6 million a year ago. The year-over-year decline reflected unfavorable net cost performance, which was in line with guidance and reflected unfavorable calendarization timing versus a year ago.

•	Net income was $16.3 million, compared with $11.2 million last year. As detailed below, this year’s third quarter included certain items that favorably affected results by $1.8 million. Excluding these items and comparable items in the third quarter of 2014, diluted adjusted earnings were $0.67 per share, compared with $0.70 a year ago.

•	Adjusted free cash flow for the third quarter was $15 million.

•	Net debt (excluding cash attributable to discontinued operations) was $358 million at

September 30, an improvement of $45 million from a year ago.

•	Earnings guidance for full year 2015 is unchanged, at $190 million adjusted EBITDA and $3.15 adjusted EPS. Projected revenue is reduced by $20 million, to $1,950 million.

•	The Company expects its two China JV sales to close in the Fourth Quarter, resulting in anticipated cash sale proceeds of about $50 million, plus elimination of about $47 million of minority interests in Tower’s net assets; together, this represents more than $4.50 per TOWR share in enterprise value expected to be received in the Fourth Quarter.

•	Tower’s capital deployment for full year 2015 now includes accretive organic growth through major new business awards, an accretive acquisition in high-growth Mexico, the initiation of a quarterly dividend to begin returning capital to shareholders, and anticipated further de-leveraging of more than $40 million.

“At this point in our company’s evolution, we expect to have excellent future opportunities and the continuing resolve to take disciplined yet decisive actions intended to further improve the business and achieve fair and increasing value for our owners,” said President and CEO Mark Malcolm.

Tower to Host Conference Call Today at 11 a.m. EDT

Tower will discuss its third quarter 2015 results, the outlook for full year 2015, and other related matters in a conference call at 11 a.m. EDT today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the Company’s website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower’s website www.towerinternational.com.

To dial into the conference call, domestic callers should dial (866) 393-4576, international callers should dial (706) 679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and reference Conference I.D. #62619540. A webcast replay will also be available and may be accessed via Tower’s website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: “adjusted EBITDA”, “adjusted EBITDA margin”, “adjusted earnings per share (EPS)”, “free cash flow”, “adjusted free cash flow”, and “net debt.” We define adjusted EBITDA as net income / (loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided in this presentation. Adjusted earnings per share exclude certain income and expense items described in the reconciliation provided in this presentation. Free cash flow is defined as cash provided by operating activities less cash disbursed for purchases of property, plant and equipment. Adjusted free cash flow is free cash flow excluding cash received or disbursed for customer tooling. Net debt represents total debt less cash and cash equivalents. We use adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share, free cash flow, adjusted free cash flow and net debt as supplements to information provided in accordance with generally accepted accounting principles (“GAAP”) in evaluating our business and they are included in this press release because they are principal factors upon which our management assesses performance. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented above are not measures of performance under GAAP. These measures should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry; and certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding special items and other expense in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. The magnitude of these items, however, may be significant.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the Company’s projected revenue, adjusted EBITDA, diluted adjusted earnings per share, adjusted free cash flow and statements regarding new sources of profitable growth, future financial results and the Company’s future business outlook. The forward-looking statements can be identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” “target,” and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements:

•	global automobile production volumes;
•	the financial condition of our customers and suppliers;
•	our ability to make scheduled payments of principal or interest on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;
•	our ability to refinance our indebtedness;
•	risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty in some regions;
•	any increase in the expense and funding requirements of our pension and other postretirement benefits;
•	our customers’ ability to obtain equity and debt financing for their businesses;
•	our dependence on our largest customers;
•	pricing pressure from our customers;
•	work stoppages or other labor issues affecting us or our customers or suppliers;
•	our ability to integrate acquired businesses;
•	risks associated with business divestitures; and
•	costs or liabilities relating to environmental and safety regulations.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:

Derek Fiebig

Executive Director, Investor & External Relations

(248) 675-6457

fiebig.derek@towerinternational.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014

Revenues	$475,249	$497,722	$1,462,145	$1,565,452
Cost of sales	422,436	444,785	1,290,522	1,389,377
Gross profit	52,813	52,937	171,623	176,075
Selling, general, and administrative expenses	32,232	34,223	95,560	99,934
Amortization expense	249	220	249	1,544
Restructuring and asset impairment charges, net	874	1,392	7,398	7,497
Operating income	19,458	17,102	68,416	67,100
Interest expense	6,324	7,325	18,175	21,830
Interest income	167	131	393	396
Other expense	-	-	-	87
Income before provision for income taxes and equity in profit of joint venture	13,301	9,908	50,634	45,579
Provision for income taxes	1,562	1,634	6,035	7,129
Equity in loss of joint venture, net of tax	143	(245)	(46)	(626)
Income from continuing operations	11,882	8,029	44,553	37,824
Income from discontinued operations, net of tax	4,990	4,873	5,579	7,306
Net income	16,872	12,902	50,132	45,130
Less: Net income attributable to the noncontrolling interests	589	1,741	1,162	3,018
Net income attributable to Tower International, Inc.	$16,283	$11,161	$48,970	$42,112

Weighted average basic shares outstanding	21,107,477	20,733,785	21,087,691	20,632,688
Weighted average diluted shares outstanding	21,422,859	21,457,369	21,395,797	21,364,800

Basic income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$0.54	$0.30	$2.06	$1.69
Income per share from discontinued operations	0.24	0.24	0.26	0.34
Income per share	0.77	0.54	2.32	2.04

Diluted income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$0.53	$0.29	$2.03	$1.63
Income per share from discontinued operations	0.23	0.23	0.26	0.34
Income per share	0.76	0.52	2.29	1.97

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data - unaudited)

	September 30,	December 31,
	2015	2014

ASSETS
Cash and cash equivalents	$114,952	$148,561
Accounts receivable, net of allowance of $1,323 and $1,181	293,367	230,377
Inventories	79,206	69,775
Deferred tax asset - current	7,453	6,900
Assets held for sale	113,110	141,295
Prepaid tooling, notes receivable, and other	76,147	41,986
Total current assets	684,235	638,894

Property, plant, and equipment, net	435,634	451,126
Goodwill	60,897	56,691
Investment in joint venture	7,711	7,752
Deferred tax asset - non-current	3,572	3,608
Other assets, net	10,912	12,969
Total assets	$1,202,961	$1,171,040

LIABILITIES AND EQUITY
Short-term debt and current maturities of capital lease obligations	$35,624	$31,139
Accounts payable	305,403	257,011
Accrued liabilities	111,221	105,772
Liabilities held for sale	47,874	67,707
Total current liabilities	500,122	461,629

Long-term debt, net of current maturities	414,452	445,303
Obligations under capital leases, net of current maturities	6,407	7,740
Deferred tax liability - non-current	13,368	12,972
Pension liability	58,320	68,637
Other non-current liabilities	87,124	74,981
Total non-current liabilities	579,671	609,633
Total liabilities	1,079,793	1,071,262

Stockholders' equity:
Tower International, Inc.'s stockholders' equity
Preferred stock, $0.01 par value, 50,000,000 authorized and 0 issued and outstanding	$-	$-
Common stock, $0.01 par value, 350,000,000 authorized, 22,000,197 issued and 21,107,987 outstanding at September 30, 2015 and 21,393,592 issued and 20,752,226 outstanding at December 31, 2014	220	214
Additional paid in capital	337,312	335,338
Treasury stock, at cost, 892,210 and 641,366 shares as of September 30, 2015 and December 31, 2014	(16,067)	(9,516)
Accumulated deficit	(187,001)	(235,971)
Accumulated other comprehensive loss	(67,566)	(46,914)
Total Tower International, Inc.'s stockholders' equity	66,898	43,151
Noncontrolling interests in subsidiaries	56,270	56,627
Total stockholders' equity	123,168	99,778

Total liabilities and stockholders' equity	$1,202,961	$1,171,040

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands - unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014

OPERATING ACTIVITIES:
Net income	$16,872	$12,902	$50,132	$45,130
Less: Income from discontinued operations, net of tax	4,990	4,873	5,579	7,306
Income from continuing operations	11,882	8,029	44,553	37,824

Adjustments required to reconcile income from continuing operations to net cash provided by continuing operating activities:
Premium on notes redemption and other fees	-	-	-	87
Deferred income tax provision	(345)	(486)	(238)	214
Depreciation and amortization	20,049	20,951	59,693	66,549
Non-cash share-based compensation	512	1,157	1,814	3,566
Pension income, net of contributions	(4,039)	(4,855)	(10,267)	(12,916)
Change in working capital and other operating items	(3,122)	(9,841)	(57,245)	(61,083)
Net cash provided by continuing operating activities	$24,937	$14,955	$38,310	$34,241

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant, and equipment, net	$(30,370)	$(34,145)	$(59,818)	$(62,346)
Proceeds from disposal of joint venture	9,947	-	9,947	-
Investment in joint venture	-	-	-	(760)
Acquisition, net of cash	(21,740)	-	(21,740)	-
Net cash used in continuing investing activities	$(42,163)	$(34,145)	$(71,611)	$(63,106)

FINANCING ACTIVITIES:
Proceeds from borrowings	$31,023	$26,715	$97,462	$97,091
Repayments of borrowings	(33,595)	(50,297)	(96,457)	(115,688)
Borrowings/(Repayments) on Term Loan Credit Facility		-	(25,000)	33,145
Debt financing costs	-	(1,644)	-	(2,561)
Proceeds from termination of cross currency swaps	-	-	32,377	-
Secondary stock offering transaction costs	-	-	-	(75)
Proceeds from stock options exercised	12	435	160	2,608
Purchase of treasury stock	(2)	(12)	(6,551)	(922)
Noncontrolling interest dividends	-	-	-	(2,529)
Net cash provided by (used in) continuing financing activities	$(2,562)	$(24,803)	$1,991	$11,069

Discontinued operations:
Net cash from discontinued operating activities	$10,861	$4,029	$19,530	$7,496
Net cash from discontinued investing activities	(3,987)	(1,757)	(5,573)	5,999
Net cash from discontinued financing activities	(6,917)	1,513	(12,537)	(806)
Net cash from discontinued operations	$(43)	$3,785	$1,420	$12,689

Effect of exchange rate changes on continuing cash and cash equivalents	$(1,220)	$(2,584)	$(3,719)	$(3,346)

NET CHANGE IN CASH AND CASH EQUIVALENTS	$(21,050)	$(42,792)	$(33,609)	$(8,453)

CASH AND CASH EQUIVALENTS:
Beginning of period	$136,002	$169,219	$148,561	$134,880

End of period	$114,952	$126,427	$114,952	$126,427

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT DATA AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

(Amounts in thousands - unaudited)

Segment Data	Three Months Ended September 30,
	2015		2014
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$168,800	$13,140	$197,130	$12,249
Americas	306,449	30,641	300,592	36,382
Consolidated	$475,249	$43,781	$497,722	$48,631

	Nine Months Ended September 30,
	2015		2014
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$545,596	$43,640	$646,708	$49,335
Americas	916,549	101,484	918,744	106,071
Consolidated	$1,462,145	$145,124	$1,565,452	$155,406

Adjusted EBITDA Reconciliation	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Adjusted EBITDA	$43,781	$48,631	$145,124	155,406
Restructuring and asset impairment charges, net	(874)	(1,392)	(7,398)	(7,497)
Depreciation and amortization	(20,049)	(20,951)	(59,693)	(66,549)
Acquisition costs and other	(530)	(101)	(747)	(312)
Long-term compensation expense	(2,870)	(3,076)	(8,870)	(7,939)
Commercial settlement related to 2010-13 scrap		(6,009)		(6,009)
Interest expense, net	(6,157)	(7,194)	(17,782)	(21,434)
Other expense	-	-	-	(87)
Provision for income taxes	(1,562)	(1,634)	(6,035)	(7,129)
Equity in loss of joint venture, net of tax	143	(245)	(46)	(626)
Income from discontinued operations, net of tax	4,990	4,873	5,579	7,306
Net income attributable to noncontrolling interests	(589)	(1,741)	(1,162)	(3,018)
Net income attributable to Tower International, Inc.	$16,283	$11,161	$48,970	$42,112

Adjusted Free Cash Flow Reconciliation	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net cash provided by continuing operating activities	$24,937	$14,955	$38,310	$34,241
Cash disbursed for purchases of PP&E	(30,370)	(34,145)	(59,818)	(62,346)
Free cash flow	(5,433)	(19,190)	(21,508)	(28,105)
Less: Cash disbursed for customer-owned tooling	(20,575)	(9,887)	(44,722)	(26,036)
Adjusted free cash flow	$15,142	$(9,303)	$23,214	$(2,069)

Net Debt Reconciliation	September 30,	December 31,
	2015	2014
Short-term debt and current maturities of capital lease obligations	$35,624	$31,139
Long-term debt, net of current maturities	424,045	457,179
Debt issue costs	(9,593)	(11,876)
Obligations under capital leases, net of current maturities	6,407	7,740
Total debt	456,483	484,182
Less: Cash and cash equivalents	(114,952)	(148,561)
Add: Cash attributible to discontinued operations	17,445	16,025
Net debt	$358,976	$351,646

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME

(Amounts in thousands, except per share amounts - unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

Income / (expense) items included in net income, net of tax:
Cost of sales
Commercial settlement related to 2010-13 scrap	$-	$(6,009)	$-	$(6,009)
Selling, general, and administrative expenses
One-time CEO compensation awards	(933)	(884)	(2,799)	(884)
Acquisition costs	(393)	-	(393)	-
Restructuring and asset impairment charges, net
Restructuring actions*	(230)	(156)	(607)	(962)
Change in estimated future rent	-	-	(4,760)	-
Lease buyout of previously closed facility	-	-	-	(3,448)
Interest expense
Mark-to-market gain/ (loss) on derivative financial instruments	(1,006)	-	(1,280)	-
Acceleration of the amortization of debt issue costs and OID	-	-	(440)	-
Other expense
Term Loan re-pricing fees	-	-	-	(87)
Discontinued operations
Income from discontinued operations	4,990	4,873	5,587	7,306
Noncontrolling interests
Net income attributable to noncontrolling interests**	(589)	(1,489)	(870)	(2,265)
Total items included in net income, net of tax	$1,839	$(3,665)	$(5,562)	$(6,349)

Net income attributable to Tower International, Inc.	$16,283	$11,161	$48,970	$42,112

Memo: Average shares outstanding (in thousands)
Basic	21,107	20,734	21,088	20,633
Diluted	21,423	21,457	21,396	21,365

Income / (loss) per common share (GAAP)
Basic	$0.77	$0.54	$2.32	$2.04
Diluted	0.76	0.52	2.29	1.97

Diluted adjusted earnings per share (non-GAAP) ***	0.67	0.70	2.55	2.28

*	Amount is net of tax of $0k , $44k, $35k , and $127k, respectively

**	Amounts attributible to noncontrolling interests of discontinued operations

***	Excludes the certain items shown above.